6

                         AMENDMENT TO SECURITY AGREEMENT


         This Amendment to Security Agreement (this "Amendment") is dated as of the 31st day of January, 1997 and is by and among Mrs. Fields' Original Cookies, Inc., a Delaware corporation (with its successors, the "Store Company"), each subsidiary of the Store Company listed on Schedule A hereto (which Schedule shall be revised from time to time to reflect the addition of any new subsidiaries of the Store Company), and Mrs. Fields' Other Names, Inc., a Delaware corporation ("Mrs. Fields' Other Names") (the parties listed on Schedule A and Mrs. Fields' Other Names are each individually, a "Grantor" and collectively, the "Grantors") and The Bank of New York, as collateral agent pursuant to that certain Amended and Restated Collateral Agency Agreement of even date herewith (the "Collateral Agent").

                              W I T N E S S E T H:

         WHEREAS, the parties hereto (other than Mrs. Fields' Other Names) are all of the parties to that certain Security Agreement dated as of September 18, 1996 (the "Security Agreement"); and

         WHEREAS, the parties hereto desire to amend the Security Agreement in certain respects, as more fully set forth herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings given such terms in the Security Agreement.

         2.  AMENDMENTS TO THE SECURITY AGREEMENT.

         (a) Mrs. Fields' Other Names is hereby made a party to the Security Agreement and hereby grants, as a grantor, in favor of the Collateral Agent, a security interest in the assets of Mrs. Fields' Other Names, as more fully described in subparagraph 2(d) herein.

         (b) The following new definitions are hereby added to Section 1 of the Security Agreement in their respective proper alphabetical places:

                  "Banks" means, collectively, LaSalle National Bank and each other financial institution which hereafter becomes a party to the Loan Agreement or acquires an interest in the LaSalle Obligations.

                  "Beneficiaries" means the Lenders.

                  "Collateral Agency Agreement" means that certain Amended and Restated Collateral Agency Agreement dated as of January 31, 1997, as the same may be amended, restated, modified or supplemented and in effect from time to time.

                  "Goods" means, with respect to any Grantor, any "goods" as such term is defined in Section 9-105 of the UCC, now owned or hereafter acquired by such Grantor.

                  "LaSalle" means LaSalle National Bank.

                  "LaSalle Obligations" means the obligations of the Store Company and its Subsidiaries under the Loan Agreement, the LaSalle Notes and the other "Loan Documents" referred to in the Loan Agreement.

               "Lenders" means,  collectively,  the  "Lenders" as defined in the
                    Note Agreement and the Banks.

                  "Loan Agreement" means that certain Loan Agreement dated as of January 31, 1997 between the Store Company and LaSalle, as the same may be amended, restated, modified or supplemented and in effect from time to time.

                  "Majority Bank Lenders" means the holders of at least a majority in dollar amount of the aggregate unpaid principal amount of the LaSalle Obligations at the time outstanding.

                  "Majority Note Lenders" means (i) for so long as any Senior Notes remain outstanding, the Majority Chocamerican Senior Lenders and the Majority MFI Lenders (as each such term is defined in the Note Agreement) and (ii) if none of the Senior Notes remain outstanding, the Majority Senior Subordinated Lenders (as such term is defined in the Note Agreement).

               "NoteObligations"  means the "Obligations" as defined in the Note
                    Agreement.

               "Notes" means, collectively,  all promissory notes evidencing any
                    LaSalle Obligations or any Note Obligations.

               "Obligations" means,  collectively,  the LaSalle  Obligations and the Note Obligations.

               "Store Company"  means Mrs.  Fields'  Original  Cookies,  Inc., a
                    Delaware corporation.

               "Subordination and  Intercreditor  Agreement"  means that certain
                    Subordination and Intercreditor Agreement dated as of January 31, 1997 among LaSalle National Bank, a national banking association, and Chocamerican, Inc., The Prudential Insurance Company of America, Principal Mutual Life Insurance Company, Pruco Life Insurance Company, Contrarian Capital Advisors, L.L.C., Mrs. Fields Inc. and Mrs. Fields' Holding Company, Inc.

         (c) The definitions of "Majority Lenders" and "Permitted Liens" are hereby amended and restated in their respective entireties as follows:

                  "Majority Lenders" means (i) for so long as any LaSalle Obligations remain outstanding, the Majority Bank Lenders, and (ii) at any time when no LaSalle Obligations remain outstanding, the Majority Note Lenders; provided, however, that for purposes of Article 8, such term means either Majority Bank Lenders or (subject to the rights of the Banks under section 2(e) of the Subordination and Intercreditor Agreement) Majority Note Lenders, and for purpose of Article 11, such term means both Majority Bank Lenders and Majority Note Lenders.

                  "Permitted Liens" means (a) while the Loan Agreement and the Note Agreement are both in effect, any Lien which is permitted by both the Loan Agreement and section 9.2 of the Note Agreement; (b) at any time when the Loan Agreement has been terminated but the Note Agreement remains in effect, any Lien which is permitted by section 9.2 of the Note Agreement; and (c) at any time when the Note Agreement has been terminated but the Loan Agreement remains in effect, any Lien which is permitted by the Loan Agreement.

          (d) Section 2 of the Security Agreement is hereby amended and restated in its entirety to read as follows:

                  2.  Grant of Security Interest.

                  As collateral security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, each Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Secured Party, and hereby grants to the Secured Party a security interest in all of each Grantor's right, title and interest in, to and under the following, except such of the following as such Grantor is prohibited by law or by any contract or agreement entered into prior to the Closing Date from granting a security interest in (all of which being hereinafter collectively called the "Collateral"):

                       i)  all Accounts;

                      ii)  all Chattel Paper;
                     iii) all  Contracts  and any and all claims of such Grantor for damages arising out of or for breach of or a default under any Contract and the right of such Grantor to perform or to compel performance under any Contract and to exercise all remedies thereunder;

                      iv)  all Documents;

                       v)  all Equipment;

                      vi)  all General Intangibles;

                     vii)  all Instruments;

                    viii)  all Inventory;

                      ix)  all Intellectual Property;

                       x) all  Goods  and all other  personal  property  of such
                  Grantor whether tangible or intangible or whether now owned or hereafter acquired by such Grantor and wherever located; and

                      xi) to the extent not otherwise included,  all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing;

         provided, however, that the security interest in each Grantor's Intellectual Property and General Intangibles, to the extent that such General Intangibles contain Intellectual Property, created hereunder shall be subject to the rights of licensees or franchisees in such Intellectual Property (whether existing as of the date hereof or arising after the date hereof) to the same extent as each Grantor's rights are so subject.

         (e) Section 8(d) of the Security Agreement is hereby amended and restated in its entirety as follows:

                  (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Secured Party as provided in Section 5.2 of the Collateral Agency Agreement.

          (f) Schedule A of the Security Agreement is hereby amended to add Mrs. Fields' Other Names, Inc. as a Grantor hereunder.

         3.  MISCELLANEOUS.

         (a) Captions. Section captions and headings used in this Amendment are for convenience only and are not part of and shall not affect the construction of this Amendment.

         (b) Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to conflict of laws principles. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         (c) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document.

         (d) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         (e) References. From and after the date of execution of this Amendment, any reference to the Security Agreement contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

         (f) Continued Effectiveness. The Security Agreement (including the schedules thereto), as amended hereby, remains in full force and effect and is hereby reaffirmed in all respects.

[Balance of page left intentionally blank; signature page follows.]

         IN WITNESS WHEREOF, the parties have executed this Amendment to Security Agreement as of the date first set forth above.



                                    MRS. FIELDS' ORIGINAL COOKIES, INC.


                                    By:/s/Herbert S. Winokur
                                   Name:Herbert S. Winokur
                                    Title:President



                                    MRS. FIELDS COOKIES AUSTRALIA, INC.


                                    By:/s/Herbert S. Winokur
                                   Name:Herbert S. Winokur
                                    Title:President


                                    FAIRFIELD FOODS, INC.


                                    By:/s/Herbert S. Winokur
                                    Name:Herbert S. Winokur
                                    Title:President


                                    MRS. FIELDS' OTHER NAMES, INC.


                                    By:/s/Herbert S. Winokur
                                    Name:Herbert S. Winokur
                                    Title:President



                                    THE BANK OF NEW YORK, AS COLLATERAL AGENT


                                    By:/s/Bryon Merino
                                    Name:Bryon Merino
                                    Title:Assistant Treasurer

                                                     Schedule A



Mrs. Fields Cookies Australia

Fairfield Foods, Inc.